SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of report (Date of earliest event reported): January 30, 2004

SUMMIT PROPERTIES INC.
(Exact name of Registrant as specified in charter)

Maryland	1-12792	56- 1857807

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

309 E. Morehead Street, Suite 200 Charlotte, North Carolina 28202 (Address of principal executive offices) (Zip code)

(704) 334-3000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Exhibits.

(c)    Exhibits . The following exhibits are being furnished herewith:

Exhibit
Number  Title

99.1   Earnings release and Supplemental Financial Data of Summit Properties Inc. issued on January 30, 2004

Item 12.  Results of Operations and Financial Condition.

On January 30, 2004 Summit Properties Inc. issued an earnings release and supplemental financial data announcing its financial results for the fourth quarter of 2003. A copy of Summit Properties Inc.’s earnings release and supplemental financial data is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    SUMMIT PROPERTIES INC.

Date: January 30, 2004  By: /s/ Gregg D. Adzema
Gregg D. Adzema
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number   Title

99.1   Earnings Release and Supplemental Financial Data of Summit Properties Inc. issued on January 30, 2004

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